UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14A-6(E)(2))

[ ]     Definitive Proxy Statement

[X]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to  240.14a-12


                         COMPETITIVE TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

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     (4)     Date Filed:























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         * (R)
                              ELECTRONIC  DELIVERY  OF  FUTURE PROXY MATERIALS
COMPETITIVE TECHNOLOGIES      If  you would like to reduce the costs incurred by
Unlocking the Potential       our  company  in  mailing proxy materials, you can
of Innovation                 consent  to receiving all future proxy statements,
                              proxy  cards and annual reports electronically via
Competitive Technologies, Inc.e-mail or the Internet.  To sign up for electronic
1375 Kings Highway East       delivery,  please follow the instructions above to
Suite 400                     vote  using  the  Internet  and,  when  prompted,
Fairfield, CT 06824           indicate  that  you  agree  to  receive  or access
                              shareholder communications electronically in future years.

                              VOTE  BY  PHONE  -  1-800-690-6903
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                              Time  the  day  before the cut-off date or meeting
                              date.  Have  your proxy card in hand when you call
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                              Mark,  sign  and  date  your  proxy  card  and
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                              provided  or  return  it  to  Vote Processing, c/o
                              Broadridge,  51  Mercedes Way, Edgewood, NY 11717.


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THIS PROXY CARD IS VALID                                       DETACH AND RETURN
ONLY WHEN SIGNED AND DATED.                                    THIS PORTION ONLY
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COMPETITIVE TECHNOLOGIES, INC.

The Board of Directors recommends a vote FOR the following:

1.   ELECTION OF DIRECTORS

     For    Withold   For All   To withhold authority to vote for any individual
     All      All     Except    nominee(s), mark "For All Except" and write the
                                number(s) of the nominee(s) on the line below.
     [ ]      [ ]       [ ]
                                ------------------------------------------------

     Nominees:
01) Joel M. Evans, M.D.   02) Richard D. Hornidge, Jr.   03) Rustin Howard
04) William L. Reali

The Board of Directors recommends a vote FOR the following proposal:

                                                        For    Against   Abstain

2.   RATIFICATION OF MAYER HOFFMAN MCCANN, CPAS AS      [ ]      [ ]       [ ]
     OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
     FIRM FOR THE FISCAL YEAR 2011;

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here                                       [ ]
(see reverse for instructions)

                                                           Yes    No
Please indicate if you plan to attend this meeting         [ ]    [ ]

Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Signature [PLEASE SIGN WITHIN BOX] Date      Signature (Joint Owners)      Date
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Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting: The Notice & Proxy Statement, Annual Report, Form 10-K/A is/are available at www.proxyvote.com

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                         COMPETITIVE TECHNOLOGIES, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - May 2, 2011
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned shareholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints Donna J. Mays and Laurie Murphy (the "Proxy Committee"), each with full power of substitution, as attorneys and proxies to vote all the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held on Monday, May 2, 2011 at 10:00 a.m. local time at the Norwalk Inn & Conference Center, 99 East Avenue, Norwalk, Connecticut, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated on the reverse side, and for transacting of such business as may properly come before said meeting or any adjournment thereof, all as set forth in the March 18, 2011 Proxy Statement.


     Address change/comments:

     ----------------------------------------------------------

     ----------------------------------------------------------

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     (If you noted any Address Changes and/or Comments above,
      please mark corresponding box on the reverse side)



                 Continued and to be signed on reverse side


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